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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 29, 2007

                             FOX CHASE BANCORP, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in Its Charter)

    United States                       1-32971                 33-1145559
    -------------                       -------                 ----------
(State or other jurisdiction of       (Commission              (IRS Employer
incorporation or organization)         File Number)          Identification No.)

                4390 DAVISVILLE ROAD, HATBORO, PENNSYLVANIA 19040
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               (Address of principal executive offices) (Zip Code)

                                 (215) 682-7400
                                 --------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
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           APPOINTMENT OF PRINCIPAL OFFICERS.
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         On June 29, 2007, Roger S. Deacon joined Fox Chase Bancorp, Inc. (the
"Company") and Fox Chase Bank (the "Bank"), the Company's wholly-owned subsidiary, as Executive Vice President and Chief Accounting Officer. Prior to joining the Company and the Bank, Mr. Deacon, age 44, had served as the Chief Financial Officer of NOVA Financial Holdings, Inc., a privately held bank holding company, since October 2005. From January 2001 to September 2005, Mr. Deacon was the Chief Financial Officer of I4 Commerce, a privately held company.

         On July 6, 2007, in connection with Mr. Deacon's appointment as Executive Vice President and Chief Accounting Officer of the Bank, Mr. Deacon entered into a two-year change in control agreement with the Bank. The term of the agreement may be renewed by the Bank's Board of Directors on an annual basis and all payments under the agreement are guaranteed by the Company. Following a change in control (as defined in the agreement), if Mr. Deacon's employment with the Bank is involuntarily terminated for reasons other than for cause, or if Mr. Deacon voluntarily resigns from the Bank upon the occurrence of circumstances specified in the agreement, Mr. Deacon will receive a severance payment under the agreement equal to twenty-four months base salary plus incentive compensation. In addition to his cash severance payment, Mr. Deacon's health, dental and life insurance coverage will be continued for twenty-four months following the termination of his employment.

         Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times an individual's base amount are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of the base amount, and the employer may not deduct such amount for federal tax purposes. Mr. Deacon's change in control agreement limits payments made to Mr. Deacon in connection with a change in control to an amount that will not exceed the limits imposed by
Section 280G of the Internal Revenue Code.

         The change in control agreement also provides that Mr. Deacon is prohibited from competing with the Bank or the Company for one year following the termination of his employment.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: July 6, 2007                 By: /s/ Jerry D. Holbrook
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                                       Jerry D. Holbrook
                                       Executive Vice President and Chief
                                       Financial Officer